Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Organicell Regenerative Medicine, Inc. on Form 10-Q for the quarter ended January 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Ian T. Bothwell, Interim Chief Executive Officer and Chief Financial Officer (principal executive, financial and accounting officer) of Organicell Regenerative Medicine, Inc., a Nevada corporation (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Organicell Regenerative Medicine, Inc.

Date: March 17, 2023	/s/ Ian T. Bothwell
Ian T. Bothwell
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)